Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed‑Upon Procedures

CAI International Inc. (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith, Incorporated (“MLPFS”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: CAL Funding III Limited, Asset-Backed Notes, Series 2018-2 (the “Notes”) – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “1.9 ABS Pool 08-09-2018 - with 07-31-2018 NBV V2.0.xlsx” (the “Data File”), provided to us by the Company on August 29, 2018, containing certain information related to 330,868 containers and the associated leases as of July 31, 2018 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of the Notes. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “rounding” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively, unless otherwise noted.

•	The term “Additional Infomation” means the following information provided by the Company:

–	Acceptable abbreviations of Equipment Types included herein as Exhibit B.

–	The discount rate for each Sample Container (defined below) with Lease Type “Finance.”

–	The depreciation start date for each Sample Container with Lease Type “Long Term.”

–	The last on-lease date or average on-lease date for all containers included in certain Sample Leases as of the Cut-off Date.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
 KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Sources” refers to the following documents and information provided by the Company: Invoice, Purchase Agreement (including any Schedule or Exhibit thereof), Certificate of Acceptance, Certificate of Final Acceptance and Delivery, Lease Agreement (including any addendum or amendment thereto), screenshots from the Company’s asset and contract management system, and the Additional Information.

We performed the following procedures:

A.
The Company instructed us to select a random sample of 50 Containers (the “Sample Containers”) from the Data File.  A listing of the Sample Containers is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they selected the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container and the associated lease (the “Sample Lease”), we compared or recomputed the information in the Data File to or using the information stated in the Sources indicated below, utilizing instructions (as applicable) provided by the Company. The Specified Parties indicated that the absence of any of the noted Sources or the inability to agree the indicated information from the Data File to the Sources, utilizing the instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources/Company’s Instructions

Container Unit ID	Invoice or Purchase Agreement

Original Acquisition Cost (“OAC”)	Invoice or Purchase Agreement We were instructed by the Company to consider the OAC to be in agreement if the difference was not greater than 3.00%

Book Value
For each Sample Container with Lease Type “Finance,” the Company instructed us to recompute the Book Value as the present value of the remaining lease payments (based on the Per Diem Rate, the Buyout Price, and the Lease Expiration Date stated in the Data File) as of the Cutoff Date, using the respective discount rate contained in the Additional Information.
For each Sample Container with Lease Type “Long Term,” the Company instructed us to recompute the Book Value based on the OAC, the Residual Value, and the Depreciation Life stated in the Data File, and the depreciation start date contained in the Additional Information.
We were instructed by the Company to consider the Book Value to be in agreement if the difference was not greater than 3.00%.

Manufacture Date
The Acceptance Date stated in, or the date of, the Certificate of Acceptance or the Certificate of Final Acceptance and Delivery. We were instructed by the Company to consider the Manufacture Date to be in agreement if the difference was not greater than 30 days.

Age	Recomputed as the number of months from the Manufacture Date stated in the Data File to the Cutoff Date.

2

Attributes	Sources/Company’s Instructions

Equipment Type	Invoice or Purchase Agreement and acceptable abbreviations of Equipment Types contained in the Additional Information

Lessee’s Name
Lease Agreement

For Sample Container #30, the Lessee’s Name stated in the Data File did not agree to the Lease Agreement. The Company informed us that the Lessee’s Name stated in the Data File was the entity formed as a result of the merger of the lessee named in the Lease Agreement with another entity. We observed information about the merger and the lessee named in the Lease Agreement on the Lessee’s website provided by the Company. This was not considered an exception.

Lease Type
Lease Agreement

We were instructed by the Company to consider the Sample Lease to be a long term lease (Lease Type “Long Term”) if the Lease Agreement indicated a term of greater than one year or longer and either did not include a purchase option at the end of the lease term, or included a purchase option at the end of the lease term with a purchase price higher than the then depreciated value of the Sample Container; and, to consider the Sample Lease to be a finance lease (Lease Type “Finance”) if the Lease Agreement included a purchase option at the end of the lease term at a purchase price lower than the then depreciated value of the Sample Container.

Currency	Lease Agreement

Per Diem Rate in Local Currency	Lease Agreement

Lease Expiration Date
Lease Agreement

In the event the Lease Agreement stated the Lease Expiration Date was based on the lease commencement date (the “LCD”), and:

(i) if the LCD was specified in the Lease Agreemenent, the Company instructed us to recompute the Lease Expiration Date (the “Recomputed Lease Expiration Date”) using the LCD and the lease term stated in the Lease Agreement.

(ii) if the LCD was stated in the Lease Agreement as the average on-lease date for all containers included in the Sample Lease, the Company instructed us to recompute the Lease Expiration Date using the average on-lease date provided by the Company for the Sample Lease (contained in the Additional Information) and the lease term stated in the Lease Agreement.

3

Attributes	Sources/Company’s Instructions

(iii) if the LCD was stated in the Lease Agreement to be the earlier of the end of the supply period stated in the Lease Agreement and the last on-lease date for all containers included in the Sample Lease, the Company instructed us to recompute the Lease Expiration Date based on the supply period stated in the Lease Agreement, the last on-lease date provided by the Company for the Sample Lease as of the Cutoff Date (contained in the Additional Information), and the lease term stated in the Lease Agreement. For Sample Containers #9, #10, #11, and #34, the Lease Expiration Date in the Data File was one month after the Recomputed Lease Expiration Date. The Company informed us that it had agreed with the respective lessee to extend the LCD because the majority of the containers on the lease were picked up by the lessee later than the supply period stated in the Lease Agreement. For Sample Containers #20, #45, and #46, the Lease Expiration Date in the Data File was one or two months before the Recomputed Lease Expiration Date. The Company informed us that it had agreed with the respective leesee to such specific LCD. Based on the information provided by the Company, these Lease Expiration Dates were not considered exceptions.

In the event the Lease Agreement stated the Lease Expiration Date is based on the age of the containers, the Company instructed to recompute the Lease Expiration Date by using the (i) age in years listed in the Lease Agreement and the (ii) Manufacture Date stated in the Data File.

Buyout Price
Lease Agreement

The Company instructed us only to perform this procedure for Sample Containers with a Lease Type “Finance.” In the event the Buyout Price of a Sample Container with Lease Type “Finance” was blank in the Data File, the Company instructed us to consider the information to be in agreement if the Buyout Price stated in the Lease Agreement was $1.00.

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as noted in Exhibit C.

C.
In addition to the procedures described above, for each Sample Container, we observed an “Active” status in a screenshot from the Company’s asset and contract management system provided by the Company or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

4

The procedures performed were applied based on the information included in the Data File the Sources, instructions, and information provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers or the existence of the Leases, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Data File and Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition of the Containers or origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers or Leases being securitized, (iii) the compliance of the lessor of the Containers and originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers or the Leases that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
September 1, 2018

5

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	CAIU724618	26	CAIU994733
2	CAIU718922	27	CAIU984902
3	CAIU781960	28	TITU826241
4	CAIU753483	29	CAIU612858
5	CAIU754524	30	CAXU278220
6	CAIU745999	31	CAIU344730
7	CAIU622935	32	CAIU388907
8	CAIU763955	33	CAIU706314
9	CAIU636532	34	CAIU942852
10	CAIU790663	35	CAIU713800
11	CAIU790986	36	CAIU748021
12	CAIU443415	37	CAIU719794
13	CAIU901774	38	CAIU766915
14	CAIU793869	39	CAIU738598
15	CAIU433300	40	CAIU734892
16	CAIU628749	41	CAIU946791
17	CAIU431139	42	CAIU551634
18	CAIU380655	43	CNEU141302
19	PCIU165248	44	CAIU383549
20	CAIU952023	45	CAIU436493
21	CAIU978014	46	CAIU658994
22	CAIU997235	47	CAIU927791
23	CAIU996928	48	CAIU955822
24	CAXU939542	49	CAXU852212
25	CAIU817596	50	CAXU853306

A-1

Exhibit B

Acceptable Equipment Type Abbreviations provided by the Company

Equipment Type	Acceptable Abbreviations
20' Dry Van Container	20 GP
20' ISO DRY CARGO CONTAINER
20'X8'X8'6" DRY VAN CONTAINER
20'X8'X8'6" ISO 1CC DRY VAN CONTAINER
20’ STEEL DRY VAN CONTAINER
20' x 8' x8'6" STEEL DRY CONTAINER
20' Domestic Reefer	20' x 8' x8'6" REFRIGERATED CONTAINER
40’ 100 Ton Rolltrailer	40’ 100T ROLLTRAILER
40' High Cube Reefer	40’ HC REEFER
40' High Cube Container	45'X8'X9'6" STEEL DRY CARGO CONTAINER
40' HC
40'HC DRY CONTAINER
40'X8'X9'6" DRY VAN CONTAINER
40'X8'X9'6" ISO 1AAA DRY VAN CONTAINER
40'X8'X9'6" ISO 1AAA STEEL DRY CARGO CONTAINER
40'X8'9'6" ISO 1AAA DRY CARGO CONTAINERS
40' x 8' x 9'6" ISO DRY CARGO CONTAINERS
40'x8'x9'6" DRY CARGO CONTAINERS

B-1

Exhibit C

Exceptions

Sample Container Number	Container ID	Sample Lease ID1	Attribute	Per Data File	Per Sources

49	CAXU852212	2018-2-G	Lease Expiration Date	5/31/2026	7/31/2026
50	CAXU853306	2018-2-G	Lease Expiration Date	5/31/2026	7/31/2026

1  The Company has assigned a unique Lease ID to each Sample Lease. The Lease IDs referred to in this Exhibit are not the actual Lease IDs.

C-1